Earnings Call Presentation 3 rd Quarter 2015 October 29, 2015 Exhibit 99.2

Our disclosures in this presentation, including without limitation, those relating to future financial results guidance and the possible separation of our flooring business from our building products business, and in our other public documents and comments contain forward-looking statements within the meaning of the Private
Securities Litigation Reform Act.  Those statements provide our future expectations or forecasts and can be identified by our use of words such as "anticipate," "estimate," "expect," "project," "intend," "plan," "believe,"
"outlook," "target," "predict," "may," "will," "would," "could," "should," "seek," and other words or phrases of similar meaning in connection with any discussion of future operating or financial performance or the separation of our businesses.  Forward-looking statements, by their nature, address matters that are uncertain and involve risks because they relate to events and depend on circumstances that may or may not occur in the future.  As a result, our actual results may differ materially from our expected results and from those expressed in our forward-looking statements.  A more detailed discussion of the risks and uncertainties that may affect our ability to achieve the projected performance is included in the “Risk Factors” and “Management’s Discussion and
Analysis” sections of our reports on Forms 10-K and 10-Q filed with the SEC. Forward-looking statements speak only as of the date they are made.  We undertake no obligation to update any forward-looking statements beyond what is required under applicable securities law.
In addition, we will be referring to non-GAAP financial measures within the meaning of SEC Regulation G.   A
reconciliation of the differences between these measures with the most directly comparable financial measures calculated in accordance with GAAP are included within this presentation and available on the Investor
Relations
page
of
our
website
at
www.armstrong.com.
The guidance in this presentation is only effective as of the date given, October 29, 2015, and will not be updated or affirmed unless and until we publicly announce updated or affirmed guidance.
Safe Harbor Statement

All figures throughout the presentation are in $ millions unless otherwise noted.  Figures may not add due to rounding.
•
When reporting our financial results within this presentation, we make several adjustments.
Management uses the non-GAAP measures below in managing the business and believes the adjustments provide meaningful comparisons of operating performance between periods.  As reported results will be footnoted throughout the presentation.
Basis of Presentation Explanation
•
We report in comparable dollars to remove the
effects of currency translation on the P&L.  The
budgeted exchange rate for 2015 is used for all
currency translations in 2015 and prior years.
Guidance is presented using the 2015 budgeted
exchange rate for the year.
•
We remove the impact of discrete expenses and
income.  Examples include plant closures,
restructuring actions, separation costs and other
large
unusual
items.
We
also
remove
the
non-
cash
impact
of
our
U.S.
Pension
Plan.
•
Taxes for normalized Net Income and EPS are
calculated using a constant 39% for 2015
guidance, and 2015 and 2014 results, which are
based on the expected full year historical tax
rate.
What Items Are Adjusted
Comparable
Dollars
Other
Adjustments
Net Sales
Yes
No
Gross Profit
Yes
Yes
SG&A
Expense
Yes
Yes
Equity Earnings
Yes
Yes
Operating
Income
Yes
Yes
Net Income
Yes
Yes
Cash Flow
No
No
Return on Capital
Yes
Yes
EBITDA
Yes
Yes

Key Metrics –
Third Quarter 2015
2015
2014
Variance
Net Sales
(1)
$679
$670
1.3%
Operating Income
(2)
98
93
5.3%
% of Sales
14.5%
13.9%
60 bps
EBITDA
128
122
5.2%
% of Sales
18.9%
18.2%
70 bps
Earnings
Per
Share
(3)
$0.80
$0.88
(8.8%)
Free Cash Flow
64
60
7.6%
Net Debt
764
902
(138)
ROIC
(4)
5.8%
8.4%
(260 bps)
(1)
As
reported
Net
Sales:
$659
million
in
2015
and
$679
million
in
2014
(2)
As reported Operating Income: $80 million in 2015 and $86 million in 2014
(3)
As reported EPS: $0.54 in 2015 and $0.84 in 2014
(4)
Unadjusted

Third Quarter 2015 vs. PY–
Adjusted EBITDA to Reported Net Income
2015
2014
V
EBITDA–
Adjusted
$128
$122
$6
Depreciation and Amortization
(30)
(29)
(1)
Operating
Income
–
Adjusted
$98
$93
$5
Non-cash Impact of U.S. Pension
6
-
6
Separation Expenses
7
-
7
Cost Reduction Initiatives
1
6
(5)
Foreign Exchange Movements
4
1
3
Operating
Income
–
As
Reported
$80
$86
($6)
Interest/Other (Expense)
(25)
(13)
(12)
EBT
$55
$73
($18)
Tax (Expense)
(25)
(26)
1
Net Income
$30
$47
($17)

EBITDA Change ($M)
% Sales Change

Inspiring Great Spaces™

Third Quarter Sales and EBITDA by Segment –
2015 vs. Prior Year
(1)
5
6
(4)
3%
(4%)
2%
(10%)
(5%)
0%
5%
10%
(10)
(5)
-
5
10
EBITDA Change (Left-hand scale)
% Change in Sales (Right-hand scale)
Resilient Flooring
Wood Flooring
Building Products
Corporate

•
On a comparable foreign exchange basis sales
increased 2% as favorable price and mix performance
offset volume declines primarily in emerging markets
•
Continued sales growth momentum in Architectural
Specialties
•
Reflects impact of prior price increases
•
Driven by lower volumes, predominantly in EMEA
•
Reflects the benefit of lower freight and energy costs
and productivity in the Americas
•
Reflects higher earnings from our WAVE joint venture
Building Products Third Quarter Results
Favorable price and mix performance and lower manufacturing and input costs drive over 100 bps of margin improvement in the Americas despite lower volumes
$225
$219
$87
$87
$39
$37
Q3 2015
Q3 2014
Net Sales
Americas
EMEA
Pacific Rim
$351
$343
Key Highlights
Q3 2014 Adjusted EBITDA
$      103M
Price & Mix
5
Volume
(4)
Manufacturing & Input Costs
3
WAVE
1
D&A/Other
1
Q3 2015 Adjusted EBITDA
$      109M

•
On a comparable foreign exchange basis sales
increased 3% driven by volume growth in the Americas
residential and commercial businesses as well as
double digit improvement in the Pacific Rim; more than
offsetting unfavorable price and mix.
•
Volume growth in the Americas was partially aided by
favorable market share shifts as a result of competitive
product availability issues and our service proposition
relative to competition.
•
Broad based volume growth in the Americas residential
and commercial businesses as well the Pacific Rim
•
Reflects the benefit of favorable input costs
•
Higher SG&A expense to support go-to-market
initiatives
Resilient Third Quarter Results
Broad based volume growth and favorable input costs drive margin performance
$171
$168
$25
$22
Q3 2015
Q3 2014
Net Sales
Americas
Pacific Rim
$196
$190
Key Highlights
Q3 2014 Adjusted EBITDA
$      25M
Price & Mix
(7)
Volume
7
Manufacturing & Input Costs
7
SG&A
(8)
Q3 2015 Adjusted EBITDA
$      24M

•
Despite improvements in mix sales declined driven by
unfavorable price performance and lower volumes
•
Lower volumes were the result of engineered wood
product availability challenges
•
Driven by unfavorable price, despite mix improvement
•
Due to engineered wood product availability challenges
•
Reflects the benefit of favorable input costs
Wood Third Quarter Results
Favorable input costs drive margin improvement
$132
$137
Q3 2015
Q3 2014
Net Sales
Americas
$132
$137
Key Highlights
Q3 2014 Adjusted EBITDA
$      9M
Price & Mix
(4)
Volume
(2)
Manufacturing & Input Costs
12
SG&A
(1)
Q3 2015 Adjusted EBITDA
$      14M

$1
$27
$1
$1
$122
$0
$20
$40
$60
$80
$100
$120
$140
$160
2014
Price/Mix
Volume
Input Costs
Mfg Cost
SG&A
WAVE
Change in
D&A
2015
($6)
$128
($6)
($12)
EBITDA Bridge –
Third Quarter 2015 vs. Prior Year

11 $16 $8 $0 $0 $64 $60 $0 $20 $40 $60 $80 $100 2014 Cash Earnings Working Capital Capex Interest Expense WAVE Dividends Other 2015 ($14) ($6) Free Cash Flow – Third Quarter 2015 vs. Prior Year

Key Metrics –
September YTD 2015
2015
2014
Variance
Net Sales
(1)
$1,892
$1,905
(0.7%)
Operating Income
(2)
226
221
2.1%
% of Sales
11.9%
11.6%
30 bps
EBITDA
315
309
1.9%
% of Sales
16.6%
16.2%
40 bps
Earnings
Per
Share
(3)
$1.99
$1.97
0.7%
Free Cash Flow
99
14
Favorable
(1)
As
reported
Net
Sales:
$1,843
million
in
2015
and
$1,928
million
in
2014
(2)
As reported Operating Income: $179 million in 2015 and $203 million in 2014
(3)
As reported EPS: $1.14 in 2015 and $1.64 in 2014
(4)
Unadjusted

EBITDA Change ($M)
% Sales Change

Inspiring Great Spaces™

September YTD Sales and EBITDA by Segment –
2015 vs. Prior Year
(4)
2
7
1
2%
(8%)
1%
(15%)
(10%)
(5%)
0%
5%
10%
(15)
(10)
(5)
-
5
10
Resilient Flooring
Wood Flooring
Building Products
Corporate
EBITDA Change (Left-hand scale)
% Change in Sales (Right-hand scale)

$315
$309
$200
$220
$240
$260
$280
$300
$320
$340
$360
$380
$400
2014
Price/Mix
Volume
Input Costs
Mfg Cost
SG&A
WAVE
Change in
D&A
2015
$42
($2)
($22)
EBITDA Bridge –
September YTD 2015 vs. Prior Year
($20)
$10
($3)
$1

($27)
$58
$54
$1
($3)
$2
$99
$14
($40)
($20)
$0
$20
$40
$60
$80
$100
$120
2014
Cash
Earnings
Working
Capital
Capex
Interest
Expense
WAVE
Dividends
Other
2015
Free Cash Flow –
September YTD 2015 vs. Prior Year

2015 Estimate Range
(1)
2014
(2)
Variance
Net Sales
(3)
2,400
to
2,450
2,515
(5%)
to
(3%)
Operating Income
(4)
250
to
270
271
(8%)
to
0%
EBITDA
370
to
390
389
(5%)
to
0%
Earnings Per Share
(5)
$2.15
to
$2.35
$2.38
(10%)
to
(1%)
(1)
Guidance
is
presented
using
2015
budgeted
foreign
exchange
rates
(2)
2014
results
are
presented
using
2015
budgeted
foreign
exchange
rates
(3)
2015
and
2014
net
sales
include
the
impact
of
foreign
exchange
(4)
As
reported
Operating
Income:
$180
-
$200
million
in
2015
and
$239
million
2014
(5)
As
reported
earnings
per
share:
$0.85
-
$1.00
in
2015
and
$1.83
in
2014
Key Metrics –
Guidance 2015

2015 Financial Outlook
Sales
(1)
$1,220-$1,250 million; EBITDA $335-$350 million
Sales
(1)
$1,180-$1,200 million; EBITDA $100-$110 million
EBITDA ($65) –
($70)
$35 -
$45 million; Adjusted long-term ETR of ~39%
(2)
$155  -
$165 million
$25 million, US pension expense, non-cash
$20 -
$35 million, transaction costs
ABP Segment*
AFP
Segment*
Cash Taxes/ETR
Capital Spending*
Exclusions from  EBITDA
(1)
Net sales include foreign exchange impact
(2)
As reported ETR of 62% for 2015
* Changed from July Outlook
Corporate Segment

$62
$39
$93
$0
$20
$40
$60
$80
$100
2014 Adjusted
EBITDA
D&A/Fx
Adjustments to
Operating
Income
2014 As
Reported
Operating
Income - 10K
Corporate
Allocations
Other*
2014 As
Reported
Operating
Income - Form 10
($2)
($21)
($4)
($27)
Form 10 Historical Earnings Bridge –
Full Year 2014
Resilient Flooring
Wood Flooring
* Other consists of charges related to AFI not previously recorded at a consolidated level as they did not meet the prior materiality threshold
($13)
($23)
($15)
($13)
($28)
$21
($40)
($20)
$0
$20
$40
2014 Adjusted
EBITDA
D&A/Fx
Adjustments to
Operating Income
2014 As Reported
Operating Income -
10K
Corporate
Allocations
2014 As Reported
Operating Income -
Form 10

19 Appendix

September YTD 2015 vs. PY–
Adjusted EBITDA to Reported Net Income
2015
2014
V
EBITDA–
Adjusted
$315
$309
$6
Depreciation and Amortization
(89)
(88)
(1)
Operating
Income
–
Adjusted
$226
$221
$5
Non-cash Impact of U.S. Pension
19
1
18
Separation Expenses
17
-
17
Multilayered Wood Flooring Duty
4
-
4
Cost Reduction Initiatives
(1)
10
(11)
Impairment
-
4
(4)
Foreign Exchange Movements
8
3
5
Operating
Income
–
As
Reported
$179
$203
($24)
Interest/Other (Expense)
(45)
(41)
(4)
EBT
$134
$162
($28)
Tax (Expense)
(70)
(71)
1
Net Income
$64
$91
($27)

Consolidated Results
Third Quarter
2015
Reported
Comparability
(1)
Adjustments
Fx
(2)
Adj
2015
Adjusted
2014
Reported
Comparability
(1)
Adjustments
Fx
(2)
Adj
2014
Adjusted
Net Sales
659
-
20
679
679
-
(9)
670
Operating
Income
80
14
4
98
86
6
1
93
EPS
$0.54
$0.21
$0.05
$0.80
$0.84
$0.02
$0.02
$0.88
(1)
See earnings press release and 10-Q for additional detail on comparability adjustments
(2)
Eliminates impact of foreign exchange movements
September YTD
2015
Reported
Comparability
(1)
Adjustments
Fx
(2)
Adj
2015
Adjusted
2014
Reported
Comparability
(1)
Adjustments
Fx
(2)
Adj
2014
Adjusted
Net Sales
1,843
-
49
1,892
1,928
-
(23)
1,905
Operating
Income
179
39
8
226
203
15
3
221
EPS
$1.14
$0.76
$0.09
$1.99
$1.64
$0.30
$0.03
$1.97

Segment Operating Income (Loss)
Third Quarter
2015
Reported
Comparability
(1)
Adjustments
2015
Adjusted
2014
Reported
Comparability
(1)
Adjustments
2014
Adjusted
Building Products
90
1
91
87
-
87
Resilient Flooring
14
3
17
15
2
17
Wood Flooring
10
1
11
2
4
6
Unallocated Corporate
(Expense) Income
(35)
14
(21)
(18)
1
(17)
September YTD
2015
Reported
Comparability
(1)
Adjustments
2015
Adjusted
2014
Reported
Comparability
(1)
Adjustments
2014
Adjusted
Building Products
214
1
215
209
3
212
Resilient Flooring
43
4
47
46
5
51
Wood Flooring
(2)
12
6
18
5
9
14
Unallocated Corporate
(Expense) Income
(90)
36
(54)
(57)
1
(56)
(1)
Eliminates impact of foreign exchange movements and other discrete items; see earnings press release and 10-Q for additional detail.
(2)
Includes a $4 million charge recorded in the second quarter of 2015 resulting from new duty rates assigned by the U.S. Department of Commerce on multilayered wood importers and a $1 million gain recorded in the second quarter of 2014 related to a refund of previously paid duties on imports of engineered wood flooring.

Cash Flow
Third Quarter
September YTD
($ millions)
2015
2014
2015
2014
Net cash from operations
$85
$89
$144
$111
Net cash (used for) investing
(21)
(29)
(45)
(97)
Free Cash Flow
$64
$60
$99
$14
Cash
flow
includes
cash
flows
attributable
to
the
European
flooring
business